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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): December 21, 1998

                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                          1-4219                     C-74-1339132
(State or other               (Commission File No.)           (I.R.S. Employer
jurisdiction of                                              Identification No.)

                              1717 St. James Place
                                    Suite 550
                              Houston, Texas 77056
                     (Address of principal executive office)

                                 (713) 940-6100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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                                  Page 2 of 2

ITEM 8.

         By Order of its Board of Directors, effective December 21, 1998, the Registrant has changed its fiscal year end from September 30 to December 31. Accordingly, the Registrant's next fiscal year will end December 31, 1998. The Registrant expects to file with the Securities and Exchange Commission on or before February 14, 1998 a Quarterly Report on Form 10-Q for the three month transition period from October 1, 1998 through December 30, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ZAPATA CORPORATION

                             By:      /s/ Leonard DiSalvo
                                      ------------------------------------------
                             Name:    Leonard DiSalvo
                             Title:   Vice President and Chief Financial Officer

Date:  December 29, 1998